UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2007 (September 17, 2007)

Allied Security Holdings LLC

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other Jurisdiction of Incorporation)

333-119127 (Commission File Number)	20-1379003 (I.R.S. Employer Identification No.)

3606 Horizon Drive, King of Prussia, PA (Address of Principal Executive Offices)	19406 (Zip Code)

(610) 239-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2007, Howard Gittis, a member of the Board of Managers of Allied Security Holdings LLC (the “Company”), died. Mr. Gittis also served on the Compensation Committee and Nominating and Governance Committee of the Board of Managers of the Company. Mr. Gittis was a valued member of the Board and will be greatly missed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2007

ALLIED SECURITY HOLDINGS LLC
By:	/s/ William A. Torzolini
William A. Torzolini Chief Financial Officer (Principal Financial Officer)